UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2006

CLEAR CHOICE FINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-120428	33-1080880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3231 S. Country Club Way, Suite 102, Tempe, Arizona 85282
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (480) 820-9766

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CLEAR CHOICE FINANCIAL, INC.

FORM 8-K

CURRENT REPORT

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 20, 2006, the Board of Directors of Clear Choice Financial, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Bylaws requiring prior express approval of the Company’s Board of Directors for stockholders to take any action by written consent that is otherwise required or permitted to be taken by the Company’s stockholders at any annual or special meeting.

Prior to the amendment, the Company’s Amended and Restated Bylaws permitted the Company’s stockholders to take any action by written consent without obtaining prior approval of the Board of Directors.

The Company’s Amended and Restated Bylaws, as amended to date, are attached to this Form 8-K as Exhibit 3.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2006	CLEAR CHOICE FINANCIAL, INC.

	By:	/s/ Darren Dierich
Darren Dierich
Chief Financial Officer